Exhibit 10.2

May 30, 2019

PERSONAL AND CONFIDENTIAL

Medalist Diversified REIT, Inc.

11 S. 12th Street, Suite 401

Richmond, VA 23219

Attention: Thomas E. Messier, Chief Executive Officer

Dear Mr. Messier:

Introduction. Subject to the terms and conditions herein (this “Agreement”), Medalist Diversified REIT, Inc. (the “Company”), hereby agrees to sell 270,833 shares of its common stock (the “Securities”) directly to Virginia Birth-Related Neurological Injury Compensation Program (the “Investor”) through Aegis Capital Corp., as placement agent (the “Placement Agent). The documents executed and delivered by the Company and the Investor in connection with the Offering (as defined below), including, without limitation, a securities purchase agreement (the “Purchase Agreement”), shall be collectively referred to herein as the “Transaction Documents.” The purchase price to the Investor for the Securities shall be $4.80 per share of the Company’s common stock. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering. The sale of the Securities are being offered pursuant to a Confidential Private Placement Memorandum, dated May 30, 2019, together with the exhibits and attachments thereto or available thereunder and any amendments or supplements thereto prepared and furnished by the Company (the “Memorandum”).

The Company hereby confirms its agreement with the Placement Agent as follows:

Section 1.             Agreement to Act as Placement Agent.

(a)            On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall be the exclusive placement agent in connection with the offering and sale by the Company of the Securities pursuant to the Memorandum, with the terms of such offering (the “Offering”) to be subject to market conditions and negotiations between the Company, the Placement Agent and the prospective Investors. The Placement Agent will act on a reasonable best efforts basis and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Securities, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agent or any of its “Affiliates” (as defined below) be obligated to underwrite or purchase any of the Securities for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company’s agent and not as principal. The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase Securities and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Securities shall be made at one closing (the “Closing” and the date on which the Closing occurs, a “Closing Date”). As compensation for services rendered, on the Closing Date, the Company shall pay to the Placement Agent the fees and expenses set forth below:

(i)                 A cash fee equal to 3% of the gross proceeds received by the Company from the sale of the Securities at the Closing and a non-accountable expense allowance equal to 1% of the of the gross proceeds received by the Company from the sale of the Securities at the Closing.

(ii)               The Company also agrees to reimburse Placement Agent’s legal expenses up to a maximum of $25,000, payable at the Closing.

(b)          The term of the Placement Agent's exclusive engagement will begin on the date hereof and end on the earlier of the consummation of the Offering or 30 days after the receipt by either party hereto of written notice of termination; provided that no such notice may be given by the Company for a period of 180 days after the date hereof, except in the case of termination by the Company for cause. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification and contribution contained herein and the Company’s obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement, and the Company’s obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof, will survive any expiration or termination of this Agreement. Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with Persons (as defined below) other than the Company. As used herein (i) “Persons” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”).

(c)            Until the Closing is held, all subscription funds received shall be held by a third party selected by the Placement Agent and the Company (the “Escrow Agent”). Placement Agent shall not have any independent obligation to verify the accuracy or completeness of any information contained in any subscription documents (the “Subscription Documents”) or the authenticity, sufficiency or validity of any check delivered by any prospective Investor in payment for the Securities, nor shall Placement Agent incur any liability with respect to any such verification or failure to verify, unless it had actual knowledge that any information in the Subscription Documents was untrue. All subscription checks and funds shall be promptly and directly delivered without offset or deduction to the Escrow Agent.

Section 2.             Representations, Warranties and Covenants of the Company. Each of the Company and Medalist Diversified Holdings L.P., a Delaware limited partnership of which the Company is the sole general partner (the “Operating Partnership” and together with the Company, the “Transaction Entities”) hereby represents, warrants and covenants to the Placement Agent as of the date hereof, and as of the Closing Date, as follows:

(a)                Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to each Closing Date, any offering material in connection with the offering and sale of the Securities other than the Memorandum and any other materials permitted by the Securities Act and approved by the Placement Agent and its counsel.

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(b)                The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company, and Medalist Properties 8, LLC, including all notes and schedules thereto, included in the Memorandum present fairly the financial position of such entities and, with respect to the Company, its Subsidiaries, if any, at the dates indicated and the statement of operations, stockholders’ equity and cash flows of, or such other permitted financial statements for, such entities and, with respect to the Company, its Subsidiaries, if any, for the periods specified, and related schedules and notes thereto, and the unaudited financial information included in the Memorandum, have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved. The statements of revenues and certain expenses included in the Memorandum, together with the related notes, comply with Rule 8-06 of Regulation S-X and present fairly in all material respects the revenue and certain expenses of each of Hanover Square North LLC and Medalist Fund 1-A, LLC (Franklin Square) for the periods specified; said financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved and comply with the rules and guidelines of the Securities and Exchange Commission (the “Commission”) with respect thereto. The pro forma financial statements and the related notes thereto included in the Memorandum present fairly the information shown therein, have been prepared in all material respects in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and subject to such rules and guidelines, the Company believes the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Memorandum under the Securities Act or the Rules promulgated thereunder. All disclosures contained in the Memorandum regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Exchange Act, and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

(c)                Cherry Bekaert LLP (the “Auditor”) is the Company’s independent public accountants as required by the Securities Act and the Rules.

(d)                The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Memorandum and to enter into and perform its obligations under this Agreement the Operating Partnership Agreement (as defined below) and the Management Agreement dated as of March 15, 2016 (the “Management Agreement”); by and between the Company and Medalist Fund Manager, Inc., a Virginia corporation (the “Manager”); and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects (as described in the Memorandum) of the Transaction Entities and their Subsidiaries considered as a whole (a “Material Adverse Effect”).

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(e)                The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited partnership in each jurisdiction in which its ownership or lease of property and other assets or the conduct of its business requires such qualification, except where the failure to so qualify will not have a Material Adverse Effect, and has all power and authority necessary to own or hold its properties and other assets, to conduct the business in which it is engaged and to enter into and perform its obligations under this Agreement. The Company is the sole general partner of the Operating Partnership. The Agreement of Limited Partnership of the Operating Partnership, in the form filed as an exhibit to the SEC Reports (the “Operating Partnership Agreement”) is in full force and effect, and the aggregate percentage interests of the Company and the limited partners in the Operating Partnership are as set forth in the Memorandum.

(f)                 Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the Memorandum and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect. Except as otherwise disclosed in the Memorandum, all of the issued and outstanding capital stock or equity interests of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any material security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock or equity interests of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only Subsidiaries of the Company are the subsidiaries set forth in the SEC Reports.

(g)                The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the Memorandum under the captions “Capitalization” and “Description of Capital Stock.” The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. None of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. Except as disclosed in the Memorandum: (i) other than with respect to (x) the OP Units disclosed in the Memorandum, (y) the warrants issued to Moloney Securities Co., Inc. disclosed in the Memorandum (the “Warrants”) and (z) any shares reserved pursuant to the Company’s equity incentive plan as disclosed in the Memorandum, no shares of capital stock of the Company are reserved for any purpose, (ii) except for the OP Units described in the Memorandum, there are no outstanding securities convertible into or exchangeable for any shares of capital stock of the Company, and (iii) except for the Warrants, there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of capital stock or any other securities of the Company.

(h)                The outstanding OP Units of the Operating Partnership have been duly authorized for issuance by the Operating Partnership and the Company as its general partner and were validly issued. Except as disclosed in the Memorandum, no OP Units are reserved for any purpose and there are no outstanding securities convertible into or exchangeable for any OP Units and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for OP Units or other securities of the Operating Partnership. The terms of the OP Units conform in all material respects to statements and descriptions related thereto contained in the Memorandum.

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(i)                 All necessary corporate action has been duly and validly taken by each of the Transaction Entities to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly authorized, executed and delivered by each of the Transaction Entities.

(j)                 (i) The Operating Partnership Agreement has been duly and validly authorized, executed and delivered by the Company and the Operating Partnership (and, to the knowledge of the Transaction Entities, by each other party thereto) and is a valid and binding agreement of the Company and the Operating Partnership (and, to the knowledge of the Transaction Entities, of each other party thereto), enforceable against the Company and the Operating Partnership (and, to the knowledge of the Transaction Entities, against each other party thereto) in accordance with its terms; (ii) each of the agreements filed as Exhibits to the SEC Reports relating to the acquisition of: (1) 3940 East Franklin Boulevard, Gastonia, North Carolina 28056 (“Franklin Square”); (2) 7802 National Service Road, Greensboro, North Carolina (“Greensboro Hampton Inn”); and (3) 7230 Bell Creek Road, Mechanicsville, Virginia 23111 (“Hanover Square”, and collectively with Franklin Square and Greensboro Hampton Inn, each an “Acquired Property” and collectively the “Acquired Properties”) has been duly authorized, executed and delivered by the Company and the Operating Partnership, and is a valid and binding agreement, enforceable against the Company and the Operating Partnership in accordance with its terms, and neither of the Transaction Entities has any reason to believe that any of the aforementioned acquisition agreements have not been duly and validly authorized by all other parties thereto; and (iii) the Management Agreement, has been duly authorized, executed and delivered by the Company (and, to the knowledge of Transaction Entities, by the Manager) and constitutes a valid and binding agreement of the Company, enforceable against the Company (and, to the knowledge of Transaction Entities, against the Manager) in accordance with its terms; except in the case of each agreement described in this paragraph 2(m), as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to indemnification thereunder, except as rights may be limited by applicable law or policies underlying such law.

(k)                The Securities have been duly authorized for issuance and sale to the Investors or their nominees pursuant to this Agreement, and when the Securities have been issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, such Securities will be validly issued and fully paid and non-assessable; and the issuance of the Securities is not subject to the preemptive or other similar rights of any security holder of the Company. The certificates, if any, to be used to evidence the Securities will, at the Closing Date, be in due and proper form and will comply in all material respects with all applicable legal requirements, the requirements of the charter and bylaws of the Company and the requirements of the NASDAQ Capital Market.

(l)                 Each of the Transaction Entities and each of their Subsidiaries, if any, has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the “Permits”), to own, lease and license its assets and properties (including the Acquired Properties) and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. Each of the Transaction Entities and each of their Subsidiaries, if any, have fulfilled and performed in all material respects all of their respective obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of such entity thereunder. Except as may be required under the Securities Act, state and foreign Blue Sky laws and the rules of the Financial Industry Regulatory Authority (“FINRA”), no other Permits are required to enter into, deliver and perform the obligations of the Transaction Entities under this Agreement and for the Company to issue and sell the Shares.

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(m)              Each of the Transaction Entities and each of their Subsidiaries owns or possesses legally enforceable rights to use all patents, patent rights, inventions, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary for the conduct of its business. Neither of the Transaction Entities nor any Subsidiary has received any notice of, or is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles.

(n)                (i) The Operating Partnership or a Subsidiary thereof has good and marketable title (fee or, in the case of ground leases and as disclosed in the Memorandum, leasehold) to Franklin Square, to an undivided 84% tenant-in- common interest in Hanover Square (the “Hanover Square Interest”) and to an undivided 64% tenant-in-common interest in Greensboro Hampton Inn (the “GBHI Interest”), free and clear of all mortgages, pledges, liens, claims, security interests, restrictions or encumbrances of any kind, except such as (1) are described in the Memorandum or (2) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Transaction Entities or any of their Subsidiaries; (ii) neither the Transaction Entities nor any of their Subsidiaries owns any real property other than the properties described in the Memorandum; (iii) each of the ground leases and subleases of real property, if any, material to the business of the Transaction Entities and their Subsidiaries, considered as one enterprise, and under which the Transaction Entities or any of their Subsidiaries holds properties described in the Memorandum, is in full force and effect, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property by either of the Transaction Entities or any of their Subsidiaries, and neither of the Transaction Entities nor any of their Subsidiaries has any notice of any material claim of any sort that has been asserted by any ground lessor or sublessor under a ground lease or sublease threatening the rights of the Transaction Entities or any of their Subsidiaries to the continued possession of the leased or subleased premises under any such ground lease or sublease; (iv) all liens, charges, encumbrances, claims or restrictions on any of the properties (including the Acquired Properties) and the assets of a Transaction Entity or any of their Subsidiaries that are required to be disclosed in the Memorandumare disclosed therein; (v) no tenant under any of the leases at the Acquired Properties has a right of first refusal to purchase the premises demised under such lease; (vi) each of the Acquired Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Acquired Properties), except if and to the extent disclosed in the Memorandum, and except for such failures to comply that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; (vii) except if and to the extent disclosed in the SEC Reports, no Transaction Entity has knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will materially affect the use or value of any of the Acquired Properties; and (viii) the mortgages and deeds of trust that encumber the Acquired Properties are not convertible into equity securities of the entity owning such Acquired Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than other Acquired Properties.

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(o)                To the knowledge of the Transaction Entities, water, stormwater, sanitary sewer, electricity and telephone service are all available at the property lines of each Acquired Property over duly dedicated streets or perpetual easements of record benefiting the applicable Acquired Property.

(p)                Subsequent to the respective dates as of which information is given in the Memorandum: (i) there has not been any event which would reasonably be expected to result in a Material Adverse Effect; (ii) neither of the Transaction Entities nor any of their Subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Memorandum, since the date of the latest balance sheet included in the Memorandum, neither of the Transaction Entities nor any of their Subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(q)                There is no document, contract or other agreement required to be described in the SEC Reports to be filed as an exhibit to the SEC Reports which is not described or filed as required by the Securities Act or Rules. Each description of a contract, document or other agreement in the SEC Reports accurately reflects in all material respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the SEC Reports filed as exhibits to the SEC Reports is, or upon consummation of the Offering will be, in full force and effect and is valid and enforceable by and against the Transaction Entities or any of their Subsidiaries, as the case may be, in accordance with its terms, except (i) such contracts or other agreements that have terminated or expired in accordance with their terms as disclosed in the SEC Reports, where the failure to be in full force and effect and so valid and enforceable would not reasonably be expected to result in a Material Adverse Effect, individually or in the aggregate and (iii) as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to indemnification thereunder, except as rights may be limited by applicable law or policies underlying such law. To the knowledge of the Transaction Entities, neither of the Transaction Entities nor any of their Subsidiaries, is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Transaction Entities or any of their Subsidiaries, if a Subsidiary is a party thereto, of any other agreement or instrument to which it is a party or by which it or its properties or business may be bound or affected which default or event, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

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(r)                 The statistical and market related data included in the Memorandum are based on or derived from sources that the Company believes to be reliable and accurate.

(s)                 Neither of the Transaction Entities nor any of their Subsidiaries (i) is in violation of its certificate or articles of incorporation, by-laws, certificate of limited partnership, agreement of limited partnership, certificate of formation, operating agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time, or both, would constitute a default under, or result in the creation or imposition of any lien, charge, mortgage, pledge, security interest, claim, limitation on voting rights, equity, trust or other encumbrance, preferential arrangement, defect or restriction of any kind whatsoever, upon, any property or assets of the Transaction Entities or any of their Subsidiaries pursuant to, any bond, debenture, note, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, except (in the case of clauses (ii) and (iii) above) for violations or defaults that could not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

(t)                 Neither the execution, delivery and performance of this Agreement by the Transaction Entities nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Securities) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Transaction Entities or any of their Subsidiaries pursuant to the terms of: (i) any indenture, mortgage, deed of trust or other agreement or instrument to which either of the Transaction Entities or any of their Subsidiaries is a party or by which either of the Transaction Entities or any of their Subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to either of the Transaction Entities or any of their Subsidiaries, or (ii) violate any provision of certificate or articles of incorporation, by-laws, certificate of limited partnership, agreement of limited partnership, certificate of formation, operating agreement or other organizational documents of either of the Transaction Entities or any of their Subsidiaries, except (A) in the case of clause (i) above, for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and (B) for such consents or waivers which have already been obtained and are in full force and effect.

(u)                Except as disclosed in the Memorandum, there are no legal or governmental proceedings pending to which either of the Transaction Entities or any of their Subsidiaries is a party or of which any property of the Transaction Entities or any of their Subsidiaries is the subject which, if determined adversely to it could individually or in the aggregate have a Material Adverse Effect; and, to the knowledge of the Transaction Entities, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(v)                Neither of the Transaction Entities or any of their Subsidiaries is involved in any labor dispute or, to the knowledge of the Transaction Entities, is any such dispute threatened, which dispute would reasonably be expected to result in a Material Adverse Effect. Neither of the Transaction Entities is aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries, principal suppliers or contractors which would reasonably be expected to result in a Material Adverse Effect. Neither of the Transaction Entities is aware of any threatened or pending litigation between either of the Transaction Entities or any of their Subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Transaction Entities or their Subsidiaries, as the case may be.

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(w)              No transaction has occurred between or among either of the Transaction Entities and any of their officers or directors, or five percent stockholders or any affiliate or affiliates of any such officer or director or five percent stockholders that is required to be described in and is not described in the Memorandum.

(x)                Neither of the Transaction Entities has taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any other security of the Company to facilitate the sale or resale of any of the Shares.

(y)                The Transaction Entities and their Subsidiaries have filed all federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would reasonably be expected to result in a Material Adverse Effect; nor are there any material proposed additional tax assessments against either of the Transaction Entities or their Subsidiaries.

(z)                Prior to the Closing Date, the Company shall have applied to have the Shares listed on the NASDAQ Capital Market. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act.

(aa)             Neither of the Transaction Entities has taken any action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the NASDAQ Capital Market, nor has either of the Transaction Entities received any notification that the Commission or the NASDAQ Capital Market is contemplating terminating such registration or listing.

(bb)            The books, records and accounts of the Transaction Entities and their Subsidiaries accurately and fairly reflect, in all material respects, the transactions in, and dispositions of, the assets of, and the results of operations of, the Transaction Entities and their Subsidiaries. The Transaction Entities and their Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(cc)             Neither of the Transaction Entities is aware of (i) except as described in the SEC Reports, any material weakness or significant deficiency in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data or any material weaknesses in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls.

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(dd)            The Auditor has not been engaged by the Company to perform any “prohibited activities” (as defined in Section 10A of the Exchange Act).

(ee)             Except as described in the Memorandum, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

(ff)               The Company’s Board of Directors has established an audit committee whose composition satisfies the requirements of Rule 5605 of the NASDAQ Stock Market Listing Rules and the Board of Directors and/or the audit committee of the Board of Directors has adopted a charter that satisfies the requirements of Rule 5605 of the NASDAQ Stock Market Listing Rules.

(gg)            The Company is currently in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”) with which the Company is required to comply. The Company has not, directly or indirectly, including through any Subsidiary, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any executive officer of the Company or the Operating Partnership, or to or for any family member or affiliate of any director or executive officer of the Company or the Operating Partnership.

(hh)            The Transaction Entities and their Subsidiaries and the Acquired Properties (or Subsidiary thereof, if any) carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. Neither of the Transaction Entities has any reason to believe that it or any of their Subsidiaries will not be able (A) to renew, if desired, its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. Neither of the Transaction Entities nor any of their Subsidiaries nor any Acquired Property (or Subsidiary thereof) has been denied any insurance coverage that it has sought or for which it has applied. The Transaction Entities, directly or indirectly, have obtained title insurance on the fee, tenant-in-common, or leasehold interests, as the case may be, in each of the Acquired Properties, in an amount equal to no less than eighty percent (80%) of the purchase price of each such Acquired Property.

(ii)               To the knowledge of the Transaction Entities, and except as disclosed in the Memorandum, no: (i) officer or director of the Transaction Entities or their Subsidiaries, (ii) owner of 5% or more of the Company’s unregistered securities or that of its Subsidiaries or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the Closing Date, has any direct or indirect affiliation or association with any FINRA member. The Transaction Entities will advise the Placement Agent if it becomes aware that any officer, director or stockholder of the Company or its Subsidiaries is or becomes an affiliate or associated person of a FINRA member participating in the Offering.

(jj)               Neither of the Transaction Entities expects to be a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297(a) of the United States Internal Revenue Code, as amended (the “Code”), and the regulations and published interpretations thereunder, for the year ending December 31, 2019, and has no plan or intention to conduct its business in a manner that would be reasonably expected to result in either of the Transaction Entities becoming a PFIC in the future under current laws and regulations.

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 (kk)            Except as disclosed in the Memorandum: (i) to the knowledge of the Transaction Entities, each of the Transaction Entities and each of their Subsidiaries, if any, is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment (“Environmental Law”) which are applicable to its properties and business; (ii) neither of the Transaction Entities or their Subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of Transaction Entities and their Subsidiaries has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance in all material respects with all terms and conditions of any such permit, license or approval; (iv) to the knowledge of the Transaction Entities, no facts currently exist that will require either of the Transaction Entities or their Subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by either of the Transaction Entities or their Subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) (“CERCLA”), or otherwise designated as a contaminated site under applicable state or local law. Neither of the Transaction Entities nor their Subsidiaries has been named as a “potentially responsible party” under CERCLA.

(ll)               Neither of the Transaction Entities is and, after giving effect to the Offering, the sale of the Shares and the application of proceeds thereof as described in the Memorandum, will be an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(mm)        Neither of the Transaction Entities nor any other person associated with or acting on behalf of the Transaction Entities including, without limitation, any director, officer, agent or employee of the Transaction Entities or their Subsidiaries, has, directly or indirectly, while acting on behalf of the Transaction Entities or their Subsidiaries: (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

(nn)            The operations of the Transaction Entities and their Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Transaction Entities and their Subsidiaries with respect to the Money Laundering Laws is pending, or to the knowledge of the Transaction Entities, threatened.

(oo)            Neither of the Transaction Entities nor their Subsidiaries, nor, to the knowledge of the Transaction Entities, any director, officer, agent, employee or affiliate of the Transaction Entities or their Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and neither of the Transaction Entities will directly or indirectly use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to its Subsidiaries or any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

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(pp)            Except as described in the Memorandum, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the Closing Date, including any sales pursuant to Rule 144A under, or Regulation D or Regulation S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(qq)            The Transaction Entities fulfilled their obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in 12 ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company could have any liability.

(rr)               The statements in the Memorandum under the headings “Restrictions on Ownership of Our Stock,” “Distribution Policy,” “Our Tax Status,” “Description of Capital Stock,” “Important Provisions of Maryland Corporate Law and of Our Charter and Bylaws,” “Material Federal Income Tax Considerations,” “ERISA Considerations” and “Plan of Distribution”, and “Certain Relationships and Related Party Transactions,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects.

(ss)              The Company is organized in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Code, and the Company’s proposed method of operation will enable it to continue to qualify for taxation as a REIT under the Code. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation (inasmuch as they relate to the ability of the Company’s qualification and taxation as a REIT) set forth in the Memorandum are accurate and fair summaries of the legal or tax matters described therein in all material respects.

(tt)               Except as described in the Memorandum, the Operating Partnership is not currently prohibited, directly or indirectly, from paying any distributions to the Company to the extent permitted by applicable law, from making any other distribution on the Operating Partnership’s partnership interest, or from repaying the Company for any loans or advances made by the Company to the Operating Partnership.

(uu)            Any certificate signed by an officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein.

(vv)            The Transaction Entities acknowledge that the Placement Agent will rely upon the accuracy and truthfulness of the foregoing representations and warranties and hereby consents to such reliance.

(ww)           In connection with the Offering of Securities pursuant to the Memorandum, the Transaction Entities have not published, distributed, issued, posted or otherwise used or employed and shall not publish, distribute, issue, post or otherwise use or employ (i) any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act (“General Solicitation”) other than with the prior written consent of the Placement Agent, or (ii) any General Solicitation that constitutes a written communication within the meaning of Rule 405 under the Securities Act (“Written General Solicitation Material”). Each individual Written General Solicitation Material does not and will not conflict with the information contained in the Memorandum, and does not and will not, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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(xx)            The Company will furnish a copy of any amendment or supplement to a Written General Solicitation Material to the Placement Agent and counsel for the Placement Agent and obtain the Placement Agent's written consent prior to any publication, distribution, issuance, posting or other use or employment of any such amendment or supplement.

(yy)            If at any time after the date hereof and prior to a Closing, any event shall have occurred as a result of which any Written General Solicitation Material, as then amended or supplemented, would conflict with the information in the Memorandum, or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall become necessary to amend or supplement any Written General Solicitation Material, the Company shall promptly notify the Placement Agent and upon its request, shall use its best efforts to ensure that all purchasers or expected purchasers of the Securities receive corrected Written General Solicitation Materials.

(zz)             The Company represents, warrants and agrees that all sales of Securities shall be made only to "accredited investors" (as such term is defined in Rule 501 of Regulation D under the Securities Act), and that it has taken or will take reasonable steps to verify that such Investors are accredited investors, which reasonable steps may include but are not limited to the methods identified in Rule 506(c). Notwithstanding the foregoing, the Placement Agent shall use commercially reasonable efforts to assist its customers to complete the subscription documents to the Offering.

(aaa)          None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the Offering, any beneficial owner of 20% or more of the Company 's outstanding voting equity securities, calculated on the basis of voting power, any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale nor any compensated solicitor or any director, executive officer, other officer of the compensated solicitor participating in the Offering, (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Placement Agent a copy of any disclosures provided thereunder.

(bbb)        The Company will notify the Placement Agent in writing, prior to a Closing Date of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(ccc)          In addition, the Placement Agent shall be entitled to rely on the accuracy of all representations and warranties made by the Transaction Entities to Investors pursuant to the Transaction Documents.

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Section 3.             Delivery and Payment. The Closing shall occur at the offices of Sichenzia Ross Ference LLP, 1185 Avenue of the Americas, New York, New York 1036 (“Placement Agent Counsel”) (or at such other place as shall be agreed upon by the Placement Agent and the Company). Subject to the terms and conditions hereof, at the Closing payment of the purchase price for the Securities sold on the Closing Date shall be made by Federal Funds wire transfer, against delivery of such Securities, and such Securities shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least one business day before the time of purchase.

Deliveries of the documents with respect to the purchase of the Securities, if any, shall be made at the offices of Placement Agent Counsel. All actions taken at the Closing shall be deemed to have occurred simultaneously.

Section 4.             Covenants and Agreements of the Company. The Company further covenants and agrees with the Placement Agent as follows:

(a)                Intentionally Omitted.

(b)                Blue Sky Compliance. The Company will cooperate with the Placement Agent and the Investors in endeavoring to qualify the Securities for sale under the securities laws of such jurisdictions (United States and foreign) as the Placement Agent and the Investors may reasonably request and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, and provided further that the Company shall not be required to produce any new disclosure documents. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request for distribution of the Securities. The Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(c)                Amendments, Supplements and Other Matters. The Company will comply with the Securities Act and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities and other shares of Common Stock as contemplated in this Agreement and the Memorandum. If during the Offering period, any event shall occur as a result of which, in the judgment of the Company or in the opinion of the Placement Agent or counsel for the Placement Agent, it becomes necessary to amend or supplement the Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend or supplement the Memorandum, the Company will promptly prepare an appropriate amendment or supplement to the Memorandum, that is necessary in order to make the statements therein as so amended or supplemented, in the light of the circumstances under which they were made, as the case may be, not misleading, or so that the Memorandum, as so amended or supplemented, will comply with law. Before amending the Memorandum, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not distribute any such amendment or supplement to which the Placement Agent reasonably objects.

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(d)                Copies of any Amendments and Supplements to the Memorandum. The Company will furnish the Placement Agent, without charge, during the period beginning on the date hereof and ending on the Closing Date of the Offering, as many copies of the Memorandum and other documents to be furnished to Investors as the Placement Agent may reasonably request.

(e)                Intentionally Omitted.

(f)                 Transfer Agent. The Company will maintain, at its expense, a registrar and transfer agent for the Common Stock.

(g)                Earnings Statement. As soon as practicable and in accordance with applicable requirements under the Securities Act, but in any event not later than 18 months after the Closing Date, the Company will make generally available to its security holders and to the Placement Agent an earnings statement, covering a period of at least 12 consecutive months beginning after the Closing Date, that satisfies the provisions of Section 11(a) and Rule 158 under the Securities Act.

(h)                Periodic Reporting Obligations. For as long as the Securities remain outstanding, the Company will duly file, on a timely basis, with the Commission and the NASDAQ Capital Market all reports and documents required to be filed under the Exchange Act within the time periods and in the manner required by the Exchange Act.

(i)                 Additional Documents. The Company will enter into any subscription, purchase or other customary agreements as the Placement Agent or the Investors deem necessary or appropriate to consummate the Offering, all of which will be in form and substance reasonably acceptable to the Placement Agent and the Investors. The Company agrees that the Placement Agent may rely upon, and each is a third party beneficiary of, the representations and warranties, and applicable covenants, set forth in any such purchase, subscription or other agreement with Investors in the Offering.

(j)                 No Manipulation of Price.  The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(k)                Acknowledgment. The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the Placement Agent's prior written consent.

(l)                 Announcement of Offering. The Company acknowledges and agrees that the Placement Agent may, subsequent to the Closing, make public its involvement with the Offering.

(m)              Reliance on Others. The Company confirms that it will rely on its own counsel and accountants for legal and accounting advice.

(n)                Research Matters. By entering into this Agreement, the Placement Agent does not provide any promise, either explicitly or implicitly, of favorable or continued research coverage of the Company and the Company hereby acknowledges and agrees that the Placement Agent’s selection as a placement agent for the Offering was in no way conditioned, explicitly or implicitly, on the Placement Agent providing favorable or any research coverage of the Company. In accordance with FINRA Rule 2711(e), the parties acknowledge and agree that the Placement Agent has not directly or indirectly offered favorable research, a specific rating or a specific price target, or threatened to change research, a rating or a price target, to the Company or inducement for the receipt of business or compensation.

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Section 5.            Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof, in each case as of the date hereof and as of the Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

(a)                Intentionally Omitted.

(b)                Intentionally Omitted.

(c)                Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement the Memorandum, and the sale and delivery of the Securities, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent's counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 5.

(d)                No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, in the Placement Agent's sole judgment after consultation with the Company, there shall not have occurred any Material Adverse Change or Material Adverse Effect.

(e)                Stock Exchange Listing. The Common Stock shall be registered under the Exchange Act and shall be listed on the NASDAQ Capital Market, and the Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the NASDAQ Capital Market, nor shall the Company have received any information suggesting that the Commission or the NASDAQ Capital Market is contemplating terminating such registration or listing.

(f)                 Additional Documents. On or before the Closing Date, the Placement Agent and counsel for the Placement Agent shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 6 (Payment of Expenses), Section 7 (Indemnification and Contribution) and Section 8 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

Section 6.            Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred by the Company in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation: (i) all expenses incident to the issuance, delivery and qualification of the Securities (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent of the Common Stock; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities; (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Memorandum, and all amendments and supplements thereto, and this Agreement; (vi) all filing fees, reasonable attorneys’ fees and expenses incurred by the Company or the Placement Agent in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws or the securities laws of any other country, and any supplements thereto, advising the Placement Agent of such qualifications, registrations and exemptions; (vii) if applicable, the filing fees incident to the review and approval by FINRA of the Placement Agent's participation in the Offering and distribution of the Securities; and (viii) the fees and expenses associated with including the Securities on the NASDAQ Capital Market.

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Section 7.             Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates and each person controlling the Placement Agent (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of the Placement Agent, its affiliates and each such controlling person (the Placement Agent, and each such entity or person. an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of one counsel for all Indemnified Persons, except as otherwise expressly provided herein) (collectively, the “Expenses”) as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any Actions, whether or not any Indemnified Person is a party thereto, (i) caused by a breach by the Company of any of its representations, warranties or covenants contained in this Agreement or in any certificate delivered by or on behalf of the Company in connection with this Agreement, (ii) caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in such documents) or (iii) otherwise arising out of or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions; provided, however, that, in the case of clause (iii) only, the Company shall not be responsible for any Liabilities or Expenses of any Indemnified Person that have resulted primarily from such Indemnified Person's (x) gross negligence, bad faith or willful misconduct in connection with any of the advice, actions, inactions or services referred to above or (y) use of any offering materials or information concerning the Company in connection with the offer or sale of the Securities in the Offering which were not authorized for such use by the Company and which use constitutes negligence, bad faith or willful misconduct. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person's rights under this Agreement.

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(b)       Upon receipt by an Indemnified Person of actual notice of an Action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any liability which the Company may have on account of this indemnity or otherwise to such Indemnified Person, except to the extent the Company shall have been prejudiced by such failure. The Company shall, if requested by the Placement Agent, assume the defense of any such Action including the employment of counsel reasonably satisfactory to the Placement Agent, which counsel may also be counsel to the Company. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such Action (including any impeded parties) include such Indemnified Person and the Company, and such Indemnified Person shall have been advised in the reasonable opinion of counsel that there is an actual conflict of interest that prevents the counsel selected by the Company from representing both the Company (or another client of such counsel) and any Indemnified Person; provided that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel for all Indemnified Persons in connection with any Action or related Actions, in addition to any local counsel. The Company shall not be liable for any settlement of any Action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Placement Agent (which shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Action in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such Action for which indemnification or contribution may be sought hereunder. The indemnification required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

(c)       In the event that the foregoing indemnity is unavailable to an Indemnified Person other than in accordance with this Agreement, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by the Placement Agent pursuant to this Agreement. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid to or received or contemplated to be received by the Company in the transaction or transactions that are within the scope of this Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid to the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

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(d)       The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Company that are finally judicially determined to have resulted solely from such Indemnified Person's gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

(e)       The reimbursement, indemnity and contribution obligations of the Company set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person's services under or in connection with, this Agreement.

Section 8.            Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement. A successor to a Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.

Section 9.             Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, telecopied or e-mailed and confirmed to the parties hereto as follows:

If to the Placement Agent to the address set forth above, attention: David Boral, e-mail: dboral@aegiscap.com

With a copy to:

Sichenzia Ross Ference LLP

1185 Avenue of the Americas, 37th Floor

New York, New York 10036

E-Mail: dmocasio@srf.law

Attention: Darrin M. Ocasio, Esq.

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If to the Company:

Medalist Diversified REIT, Inc.

11 S. 12th Street, Suite 401

Richmond, VA 23219

Attention: Thomas E. Messier

tmessier@medalistprop.com

With a copy to:

Kaplan Voekler Cunningham & Frank PLC

1401 East Cary Street

Richmond, Virginia 23219

Attention: Thomas Voekler

tvoekler@kv-legal.com

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 10.            Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in ection 7 hereof, and to their respective successors, and personal representative, and no other person will have any right or obligation hereunder.

Section 11.            Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 12.            Governing Law Provisions. This Agreement shall be deemed to have been made and delivered in New York City and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Placement Agent and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action or proceeding. Notwithstanding any provision of this Agreement to the contrary, the Company agrees that neither the Placement Agent nor its affiliates, and the respective officers, directors, employees, agents and representatives of the Placement Agent, its affiliates and each other person, if any, controlling the Placement Agent or any of its affiliates, shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages or liabilities incurred by us that are finally judicially determined to have resulted from the bad faith or gross negligence of such individuals or entities. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

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Section 13.           General Provisions.

(a)       This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

(b)       The Company acknowledges that in connection with the offering of the Securities: (i) the Placement Agent has acted at arm’s length, are not agents of, and owe no fiduciary duties to the Company or any other person, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement and (iii) the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Securities

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If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

AEGIS CAPITAL CORP.,

By:	/s/ David W. Boral
Name: David W. Boral
Title: Co-Head of Investment Banking

By:	/s/ Joseph T. Rallo
Name: Joseph T. Rallo
Title: Co-Head of Investment Banking

The foregoing Placement Agency Agreement is hereby confirmed and accepted as of the date first above written.

Medalist Diversified REIT, Inc.

By:	/s/ Thomas E. Messier
Name: Thomas E. Messier
Title: Chief Executive Officer

MEDALIST DIVERSIFIED HOLDINGS, L.P.
By: Medalist Diversified REIT, Inc., its General Partner

By:	/s/ Thomas E. Messier
Name: Thomas E. Messier
Title: Chief Executive Officer

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